Exhibit A
Form N-SAR Certification


I, Kenneth L. Fisher, certify that:

1. I have reviewed this report on Form
N-SAR of The Purisima Funds;

2. Based on my knowledge, this report
does not contain any untrue
statement of a material fact or omit
to state a material fact necessary to
make the statements made, in light
of the circumstances under which
such statements were made, not
misleading with respect to the period
covered by this report;

3. Based on my knowledge, the
financial information included in this
report, and the financial statements
on which the financial information is
based, fairly present in all material
respects the financial condition,
results of operations, changes in net
assets, and cash flows (if the
financial statements are required to
include a statement of cash flows) of
the registrant as of, and for, the
periods presented in this report;

4.   The registrant's other certifying
officers and I are responsible for
establishing and maintaining
disclosure controls and procedures
(as defined in rule 30a-2(c) under the
Investment Company Act) for the
registrant and have:

 a)   designed such disclosure
 controls and procedures to
 ensure that material information
 relating to the registrant,
 including its consolidated
 subsidiaries, is made known to
 us by others within those
 entities, particularly during the
 period in which this report is
 being prepared;

 b)   evaluated the effectiveness of
 the registrant's disclosure
 controls and procedures as of a
 date within 90 days prior to the
 filing date of this report (the
 "Evaluation Date"); and

 c)   presented in this report our
 conclusions about the
 effectiveness of the disclosure
 controls and procedures based
 on our evaluation as of the
 Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed, based
on our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board
of directors (or persons performing
the equivalent functions):

 a)   all significant deficiencies in the
 design or operation of internal
 controls which could adversely
 affect the registrant's ability to
 record, process, summarize, and
 report financial data and have
 identified for the registrant's
 auditors any material
 weaknesses in internal controls;
 and

 b)   any fraud, whether or not
 material, that involves
 management or other employees
 who have a significant role in
 the registrant's internal controls;
 and

6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal
controls or in other factors that could
significantly affect internal controls
subsequent to the date of our most
recent evaluation, including any
corrective actions with regard to
significant deficiencies and material
weaknesses.






11/7/2002
               /s/ Kenneth
L. Fisher
Date
               Kenneth L.
Fisher

               President and
Treasurer

               The Purisima
Funds